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                                                                    Exhibit 23.2


                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Alleghany Corporation:


We consent to the incorporation by reference in the registration statement on Form S-8 of Alleghany Corporation of our reports dated February 19, 1999 which are incorporated by reference or included in the 1998 Annual Report on Form 10-K of Alleghany Corporation, and to the reference to our firm as experts in the registration statement.


                                          /s/ KPMG LLP

New York, New York
April 8, 1999